Other Income and Expense (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Schedule of Components of Income Before Income Tax Expense (Benefit) [Line Items]
Interest income	$ (26)	$ (130)	$ (481)
Foreign exchange gain	(3,058)	(1,681)	(1,536)
Gain on sale of equity method investment	(4,783)	0	0
Other expense (income), net	(1,110)	(996)	1,393
Total	$ (8,977)	$ (2,807)	$ (624)